UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 1, 2006
                                                ______________________________


                           GS Financial Corp.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



        Louisiana                     000-22269                 72-1341014
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)



3798 Veterans Memorial Blvd, Metairie, Louisiana                  70002
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (504) 457-6220
                                                  ____________________________


                            Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
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     On December 1, 2006, Ralph E. Weber notified Guaranty Savings Bank
(the "Bank"), the wholly-owned subsidiary of GS Financial Corp. (the "Company") of his intention to retire from his position as Senior Vice President of the Company and the Bank effective as of December 31, 2006. Mr. Weber has served as Senior Vice President since December 2005 and prior thereto as interim President and Chief Executive Officer of the Company and the Bank between January 2005 and December 2005.

































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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GS FINANCIAL CORP.


                              By:  /s/ Bruce A. Scott
                                   -------------------------------
                                   Bruce A. Scott
                                   Executive Vice President

Date: December 6, 2006

































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